UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 29, 2016

Exact name of registrant as specified in its charter	State or other jurisdiction of incorporation or organization	Commission File Number	I.R.S. Employer Identification No.

Windstream Holdings, Inc.	Delaware	001-32422	46-2847717
Windstream Services, LLC	Delaware	001-36093	20-0792300

4001 Rodney Parham Road
Little Rock, Arkansas		72212
(Address of principal executive offices)		(Zip Code)

	(501) 748-7000
(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On March 29, 2016, Windstream Holdings, Inc. (“Windstream”) announced that its direct, wholly-owned subsidiary, Windstream Services, LLC (“Windstream Services”) closed a $600 million incremental term loan (the “Incremental Loan”) under its existing senior secured credit facilities and entered into an amendment to its existing secured credit facilities (the “Incremental Amendment”). Among other things, the Incremental Amendment (i) provides for the incurrence of the Incremental Loan, the proceeds of which have been, or will be, used to refinance, in whole or in part, its 7.875% senior notes due in 2017 (CUSIP 97381 WAJ3) (the “Notes”) issued by Windstream Services and Windstream Finance Corp. and/or refinance certain of its other debts and (ii) modifies certain definitions and provisions related to such incurrence.

The Incremental Loan is subject to, at Windstream Services’ option, either an interest rate equal to (i) 5.00% over adjusted LIBOR (which is not permitted to be less than 0.75%) or (ii) 4.00% over the greater of (x) the prime lending rate publicly announced by the administrative agent from time to time, (y) the federal funds effective rate plus 0.50%, and (z) the adjusted LIBOR rate for a one month interest period plus 1.00%. Windstream Services paid a 2.50% upfront fee in connection with the incurrence of the Incremental Loan to the relevant lenders.

The Incremental Loan amortizes in quarterly installments equal to 0.25% per quarter, commencing June 30, 2016, with the remaining outstanding principle amount due at final maturity for the Incremental Loan (the “Incremental Maturity Date”) on the fifth anniversary of the closing date. The Incremental Maturity Date may be automatically modified either to April 24, 2020, if Windstream Services’ revolving commitments under its existing senior secured credit facilities are not extended or refinanced prior to such date, or to July 15, 2020, if Windstream Services’ 7.750% senior notes due 2020 have not been repaid or refinanced prior to such date.

The foregoing description of the Incremental Amendment is qualified in its entirety by reference to the full text of the Incremental Amendment which is attached hereto as Exhibit 10.1 and which is incorporated herein by reference.

JPMorgan Chase Bank, N.A., which is the administrative agent and collateral agent under Windstream Services’ existing senior secured credit facilities and Morgan Stanley Senior Funding, Inc., which serves as incremental arranger and initial incremental lender, and certain of their respective affiliates have performed or may in the future perform various commercial banking, lending, investment banking, financial advisory, trustee, hedging or other services for Windstream and Windstream Services and their subsidiaries and affiliates, for which they have received or will receive fees and reimbursement of expenses.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 of this Form 8-K is hereby incorporated by reference into this Item 2.03.

Item 8.01 Other Events.

On March 29, 2016 Windstream Services announced that it had increased the maximum aggregate principal amount of Notes it may purchase pursuant to its previously announced cash tender offer (the “Tender Offer”) from $350,000,000 to $441,096,000. On the same date, Windstream Services further announced that it had repurchased $441,096,000 of the Notes for total consideration of $477,486,420.00, plus accrued interest, pursuant to the Tender Offer.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act and 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements, are subject to uncertainties that could cause actual future events and results to differ materially from those expressed in the forward-looking statements. These forward-looking statements are based on estimates, projections, beliefs and assumptions that Windstream believes are reasonable but are not guarantees of future events and results. Actual future events and results of Windstream may differ materially from those expressed in these forward-looking statements as a result of a number of important factors.

Factors that could cause actual results to differ materially from those contemplated in Windstream's forward looking statements include, among others:

•	further adverse changes in economic conditions in the markets served by Windstream;

•	the extent, timing and overall effects of competition in the communications business;

•	the impact of new, emerging or competing technologies;

•
the uncertainty regarding the implementation of the Federal Communications Commission's ("FCC") rules on intercarrier compensation, and the potential for the adoption of further rules by the FCC or Congress on intercarrier compensation and/or universal service reform proposals that result in a significant loss of revenue to Windstream;

•	the risks associated with the integration of acquired businesses or the ability to realize anticipated synergies, cost savings and growth opportunities;

•
for certain operations where Windstream leases facilities from other carriers, adverse effects on the availability, quality of service and price of facilities and services provided by other carriers on which Windstream's services depend;

•	the availability and cost of financing in the corporate debt markets;

•	the potential for adverse changes in the ratings given to Windstream's debt securities by nationally accredited ratings organizations;

•	the effects of federal and state legislation, and rules and regulations governing the communications industry;

•	material changes in the communications industry that could adversely affect vendor relationships with equipment and network suppliers and customer relationships with wholesale customers;

•	unfavorable results of litigation;

•	continued access line loss;

•	unfavorable rulings by state public service commissions in proceedings regarding universal service funds, inter-carrier compensation or other matters that could reduce revenues or increase expenses;

•	the effects of work stoppages by our employees or employees of other communications companies on whom we rely for service;

•	the impact of equipment failure, natural disasters or terrorist acts;

•	earnings on pension plan investments significantly below Windstream's expected long term rate of return for plan assets or a significant change in the discount rate; and

•	those additional factors under the caption “Risk Factors” in Windstream's Form 10-K for the year ended Dec. 31, 2015, and in subsequent filings with the Securities and Exchange Commission.

In addition to these factors, actual future performance, outcomes and results may differ materially because of more general factors including, among others, general industry and market conditions and growth rates, economic conditions, and governmental and public policy changes.

Windstream undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. The foregoing review of factors that could cause Windstream's actual results to differ materially from those contemplated in the forward-looking statements should be considered in connection with information regarding risks and uncertainties that may affect Windstream's future results included in Windstream's filings with the Securities and Exchange Commission at www.sec.gov.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

Exhibit 10.1	Incremental Amendment
Exhibit 99(a)	Windstream Press Release dated March 29, 2016
Exhibit 99(b)	Windstream Press Release dated March 29, 2016

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

WINDSTREAM HOLDINGS, INC.		WINDSTREAM SERVICES, LLC

By:	/s/ Kristi M. Moody	By:	/s/ Kristi M. Moody
Name:	Kristi M. Moody	Name:	Kristi M. Moody
Title:	Senior Vice President and Corporate Secretary	Title:	Senior Vice President and Corporate Secretary

March 29, 2016

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 10.1	Incremental Amendment
Exhibit 99(a)	Windstream Press Release dated March 29, 2016
Exhibit 99(b)	Windstream Press Release dated March 29, 2016